Exhibit 99

Paramount Global Announces Cash Tender Offers for Up to $1 Billion Combined Aggregate Purchase Price of Certain Outstanding Debt Securities

NEW YORK -- (PRNewswire) – November 2, 2023 -- Paramount Global (“Paramount,” “we” or “our”) (NASDAQ: PARA, PARAA) today announced that it will commence cash tender offers of up to $1 billion combined aggregate purchase price (the “Combined Tender Offer Cap”) for: (1) any and all of its 4.750% Senior Notes due 2025 and 3.450% Senior Notes due 2026 (collectively, the “Any and All Securities”) and (2) a combined aggregate purchase price of up to the Combined Tender Offer Cap less the aggregate purchase price of the Any and All Securities validly tendered and accepted for purchase (in each case, excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding related fees and expenses) (the “Maximum Offer Amount”) of its 4.00% Senior Notes due 2026, 2.90% Senior Notes due 2027 and 3.375% Senior Notes due 2028 in the priorities set forth in the applicable table below (collectively, the “Maximum Offer Securities” and together with the Any and All Securities, the “Securities”). The offer to purchase the Any and All Securities is referred to as the “Any and All Offers,” the offer to purchase the Maximum Offer Securities is referred to as the “Maximum Offer,” and the Any and All Offers and Maximum Offer are referred to together as the “Offers.” The Maximum Offer is subject to proration and order of priority (the “Acceptance Priority Levels”), as set forth in the applicable table below under “Acceptance Priority Level.” The Offers are open to all registered holders of the applicable Securities (collectively, the “Holders”).

The following tables set forth certain information regarding the Securities and the Offers:

Any and All of the Outstanding Securities Listed Below:

Title of Security	CUSIP Number	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread (basis points)
4.750% Senior Notes due 2025	92556H AA5	$555,000,000	2.750% UST due May 15, 2025	FIT4	50
3.450% Senior Notes due 2026	92553P BB7	$124,190,000	4.625% UST due October 15, 2026	FIT1	170

The Outstanding Securities in the Priority Listed Below up to $1,000,000,000 Combined Aggregate Purchase Price less the Aggregate Purchase Price of the Any and All Securities Validly Tendered and Accepted for Purchase:

Title of Security	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level(2)	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread (basis points)(3)	Early Tender Premium(4)
4.00% Senior Notes due 2026	124857 AQ6	$800,000,000	1	4.625% UST due October 15, 2026	FIT1	120	$30
2.90% Senior Notes due 2027	124857 AR4	$700,000,000	2	4.875% UST due October 31, 2028	FIT1	195	$30
3.375% Senior Notes due 2028	124857 AT0	$500,000,000	3	4.875% UST due October 31, 2028	FIT1	240	$30
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(1)	The applicable page on Bloomberg from which the Dealer Managers (as defined below) will quote the bid side prices of the applicable U.S. Treasury Security. In the above tables, “UST” denotes a U.S. Treasury Security.
(2)	Subject to the Maximum Offer Amount and proration, the principal amount of each series of Maximum Offer Securities that is purchased in the Maximum Offer will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 3 being the lowest) specified in this column.
(3)	Includes the Early Tender Premium (as defined below) for the Maximum Offer.
(4)	Per $1,000 principal amount of Maximum Offer Securities validly tendered on or prior to the Early Tender Deadline (as defined below) and accepted for purchase.

The Offers are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase dated November 2, 2023 (the “Offer to Purchase”). Each of the Any and All Offers is a separate offer and the Maximum Offer is a separate offer from each of the Any and All Offers, and each of the Any and All Offers and the Maximum Offer may be individually amended, extended or terminated by the Company.

The Any and All Offers are scheduled to expire at 5:00 p.m., New York City time, on November 9, 2023, unless extended or earlier terminated by Paramount (the “Any and All Expiration Date”). Tendered Any and All Securities may be withdrawn on or prior to, but not after, 5:00 p.m., New York City time, on November 9, 2023 (such date and time, as may be extended by Paramount, the “Any and All Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law. The Maximum Offer is scheduled to expire at 5:00 p.m., New York City time, on December 4, 2023, unless extended or earlier terminated by Paramount (the “Maximum Offer Expiration Date”). Tendered Maximum Offer Securities may be withdrawn on or prior to, but not after, 5:00 p.m., New York City time, on November 16, 2023 (such date and time, as may be extended by Paramount, the “Maximum Offer Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law.

Holders of Any and All Securities validly tendered and not validly withdrawn, or for which a properly completed and duly executed notice of guaranteed delivery (as may be amended or supplemented from time to time, the “Notice of Guaranteed Delivery”) is delivered pursuant to the guaranteed delivery procedures described in the Offer to Purchase (the “Guaranteed Delivery Procedures”), on or prior to the Any and All Expiration Date and accepted for purchase, will receive the applicable total consideration (the “Total Consideration”). Holders of Maximum Offer Securities validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on November 16, 2023 (such date and time, as may be extended by Paramount, the “Early Tender Deadline”) and accepted for purchase will receive the applicable Total Consideration, which includes an early tender premium of $30.00 per $1,000 principal amount of the Maximum Offer Securities accepted for purchase (the “Early Tender Premium”). The Early Tender Premium is not applicable to the Any and All Offers.

The Total Consideration for each series of Securities, validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread specified for the applicable series in the tables above and in the Offer to Purchase over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the tables above and in the Offer to Purchase. In calculating the applicable Total Consideration for a series of Securities, the application of the par call date will be in accordance with standard market practice. Holders of Maximum Offer Securities who validly tender their Maximum Offer Securities following the Early Tender Deadline and on or prior to the Maximum Offer Expiration Date will only receive the applicable Maximum Offer Consideration (as defined below) per $1,000 principal amount of any such Maximum Offer Securities validly tendered by such Holders that are accepted for purchase. The “Maximum Offer Consideration” is equal to the applicable Total Consideration minus the Early Tender Premium.

The Total Consideration for the Any and All Securities will be determined at 2:00 p.m., New York City time, on November 9, 2023 (such date and time, as may be extended by Paramount). The Total Consideration and Maximum Offer Consideration for the Maximum Offer Securities will be determined at 10:00 a.m., New York City time, on November 17, 2023 (such date and time, as may be extended by Paramount).

In addition to the Total Consideration or the Maximum Offer Consideration, as applicable, all Holders of Securities accepted for purchase will also receive accrued and unpaid interest rounded to the nearest cent, on such $1,000 principal amount of Securities from the last applicable interest payment date up to, but not including, the applicable settlement date (“Accrued Interest”). The interest payment payable on November 15, 2023 with respect to the 4.750% Senior Notes due 2025 will be paid to record holders of such series of Securities as of November 1, 2023 and will not be included in the calculation of Accrued Interest payable on such series of Securities purchased in the Any and All Offers.

The settlement date for Any and All Securities validly tendered and not validly withdrawn, or for which a properly completed and duly executed Notice of Guaranteed Delivery is delivered pursuant to the Guaranteed Delivery Procedures, on or prior to the Any and All Expiration Date and accepted for purchase is expected to be November 15, 2023, the third business day after the Any and All Expiration Date (the “Any and All Settlement Date”). No tenders of the Any and All Securities or deliveries of a Notice of Guaranteed Delivery will be valid if submitted after the Any and All Expiration Date. The settlement date for Maximum Offer Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline and accepted for purchase is expected to be November 21, 2023, the third business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for Maximum Offer Securities validly tendered following the Early Tender Deadline but on or prior to the Maximum Offer Expiration Date and accepted for purchase is expected to be December 6, 2023, the second business day after the Maximum Offer Expiration Date, assuming the Combined Tender Offer Cap of the Securities has not been purchased on the Any and All Settlement Date and the Early Settlement Date, in the aggregate.

Subject to the Maximum Offer Amount and proration, all Maximum Offer Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Maximum Offer Securities having a lower Acceptance Priority Level (with 3 being the lowest), and all Maximum Offer Securities validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Maximum Offer Securities validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level.

If the Maximum Offer is not fully subscribed as of the Early Tender Deadline, subject to the Maximum Offer Amount and proration, Maximum Offer Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline will be accepted for purchase in priority to other Maximum Offer Securities validly tendered following the Early Tender Deadline even if such Maximum Offer Securities validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Maximum Offer Securities validly tendered on or prior to the Early Tender Deadline. Paramount reserves the absolute right to increase or decrease the Combined Tender Offer Cap without extending the Early Tender Deadline or the Maximum Offer Withdrawal Deadline, subject to compliance with applicable law. There can be no assurance that Paramount will increase or decrease the Combined Tender Offer Cap.

If the Maximum Offer is fully subscribed as of the Early Tender Deadline, Holders who validly tender Maximum Offer Securities following the Early Tender Deadline but on or prior to the Maximum Offer Expiration Date will not have any of their Maximum Offer Securities accepted for purchase regardless of their Acceptance Priority Level.

Maximum Offer Securities of a series may be subject to proration (rounded to avoid the purchase of Securities in a principal amount other than in an integral multiple of $1,000) if the aggregate purchase price of the Maximum Offer Securities of such series validly tendered and not validly withdrawn would cause the Maximum Offer Amount to be exceeded. Paramount’s obligation to accept for purchase, and to pay for, the Securities validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase. Paramount reserves the absolute right, subject to applicable law, to: (i) waive any and all conditions applicable to any of the Offers; (ii) extend or terminate any of the Offers; (iii) increase or decrease the Combined Tender Offer Cap without extending the Early Tender Deadline or the Maximum Offer Withdrawal Deadline; or (iv) otherwise amend any of the Offers in any respect.

Information Relating to the Offers

RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC are acting as the dealer managers for the Offers (together, the “Dealer Managers”). The information agent and tender agent for the Offers is Global Bondholder Services Corporation (the “Tender Agent”). Copies of the Offer to Purchase and the Notice of Guaranteed Delivery may be accessed at the following link: https://www.gbsc-usa.com/paramount. Questions regarding the procedures for tendering the Securities may be directed to the Tender Agent by telephone at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Questions regarding the Offers should be directed to RBC Capital Markets, LLC, Liability Management, at (212) 618-7843 (collect) or (877) 381-2099 (toll-free) or by email at liability.management@rbccm.com, SMBC Nikko Securities America, Inc., Debt Capital Markets – Liability Management, at (888) 284-9760 (toll-free) or by email at liabilitymanagement@smbcnikko-si.com, TD Securities (USA) LLC, Liability Management, at (212) 827-2842 (collect) or (866) 584-2096 (toll-free) or by email at LM@tdsecurities.com, or Wells Fargo Securities, LLC, Liability Management Group at (704) 410-4756 (collect) or (866) 309-6316 (toll-free) or by email at liabilitymanagement@wellsfargo.com.

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to sell the Securities is only being made pursuant to the terms of the Offer to Purchase. The offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of Paramount, the Dealer Managers, the Tender Agent, the trustees with respect to the Securities or any of their respective affiliates is making any recommendation as to whether Holders should tender their Securities in connection with the Offers.

ABOUT PARAMOUNT

Paramount (NASDAQ: PARA, PARAA) is a leading global media, streaming and entertainment company that creates premium content and experiences for audiences worldwide. Driven by iconic consumer brands, its portfolio includes CBS, Showtime Networks, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, Paramount+ and Pluto TV. The company holds one of the industry's most extensive libraries of TV and film titles. In addition to offering innovative streaming services and digital video products, Paramount provides powerful capabilities in production, distribution, and advertising solutions.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains both historical and forward-looking statements. Statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: risks related to our streaming business; the adverse impact on our advertising revenues as a result of changes in consumer viewership, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive industries, including cost increases; our ability to maintain attractive brands and to offer popular content; changes in consumer behavior, as well as evolving technologies and distribution models; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; damage to our reputation or brands; risks related to our ongoing investments in new businesses, products, services, technologies and other strategic activities; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and programming; risks related to environmental, social and governance (ESG) matters; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting our businesses generally; the impact of COVID-19 and other pandemics and measures taken in response thereto; liabilities related to discontinued operations and former businesses; the loss of existing or inability to hire new key employees or secure creative talent; strikes and other union activity, including the ongoing Screen Actors Guild-American Federation of Television and Radio Artists (SAG-AFTRA) strike; volatility in the price of our common stock; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Press:

Justin Dini

Executive Vice President, Head of Communications

(212) 846-2724

justin.dini@paramount.com

Allison McLarty

Senior Vice President, Corporate and Financial Communications

(630) 247-2332

allison.mclarty@paramount.com

Investors:

Jaime Morris

Executive Vice President, Investor Relations

(646) 824-5450

jaime.morris@paramount.com